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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                 ----------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 18, 2003
                                                        -------------------

                              HANOVER DIRECT, INC.
          -------------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                     1-08056
                       ----------------------------------
                            (COMMISSION FILE NUMBER)

              DELAWARE                                     13-0853260
 -----------------------------------              -----------------------------
    (STATE OR OTHER JURISDICTION                        (I.R.S. EMPLOYER
          OF INCORPORATION)                          IDENTIFICATION NUMBER)

           115 RIVER ROAD
        EDGEWATER, NEW JERSEY                                 07020
 -----------------------------------                     --------------
        (ADDRESS OF PRINCIPAL                              (ZIP CODE)
         EXECUTIVE OFFICES)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 863-7300
                                                           ------------------


 -------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 5.  OTHER EVENTS.

         On November 18, 2003, Hanover Direct, Inc. (the "Company") entered into a Recapitalization Agreement with Chelsey Direct, LLC ("Chelsey") to recapitalize the Company, reconstitute the Board of Directors of the Company and settle outstanding litigation between the Company and Chelsey. A copy of the Recapitalization Agreement is attached as Exhibit 99.1. The obligations of the parties to proceed with the transactions contemplated by the Recapitalization Agreement are subject to a number of conditions including the receipt of the consents of Congress Financial Corporation and the American Stock Exchange to such transactions.

         Effective upon the execution of the Recapitalization Agreement, Messrs. Jeffrey A. Sonnenfeld, E. Pendleton James and Kenneth J. Krushel resigned as members of the Company's Board of Directors, the size of the Board of Directors was fixed at eight (8) members, Messrs. Stuart Feldman and William B. Wachtel were appointed to the Company's Board of Directors, and the Committees of the Board of Directors were reconstituted. The Board also adopted a new charter for its Transactions Committee.

         On November 19, 2003, the Company issued a press release announcing the changes in the Company's Board of Directors and the Committees thereof and that it had signed the Recapitalizaion Agreement. A copy of the Press Release is attached as Exhibit 99.2.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS.

(c) Exhibits.

Exhibit 99.1 - Recapitalization Agreement among the Company and Chelsey Direct, LLC dated November 18, 2003.

Exhibit 99.2 - Press Release dated November 19, 2003 of the Company.



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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              HANOVER DIRECT, INC.
                                              ----------------------------------
                                                                (Registrant)

November 19, 2003                             By:    /s/ Brian C. Harriss
                                              ----------------------------------
                                              Name:  Brian C. Harriss
                                              Title: Executive Vice President,
                                                     Finance and Administration